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                                                                   EXHIBIT 10oo


     THIS AGREEMENT is made and entered into, in duplicate, this 1st day of September, 1996, between LOJACK CORPORATION, a Massachusetts corporation, hereinafter referred to as "LOJACK" and the TEXAS DEPARTMENT OF PUBLIC SAFETY, hereinafter referred to as the "DEPARTMENT".

     NOW, THEREFORE, in consideration of the mutual promises and covenants of each party to the other, the parties agree as follows:

                                       I

                             CONTRACT ADMINISTRATOR

     1-1 The DEPARTMENT, hereby designates that the person named below is authorized to administer the Contract on a day-to-day basis during the term of the Contract. The Contract Administrator for this project is:

                               David M. Griffith,
                                   Commander
                          Motor Vehicle Theft Service
                       Texas Department of Public Safety
                              5805 N. Lamar Blvd.
                                 P.O. Box 4087
                            Austin, Texas 78773-0001

                                       II

                                 TERM AND RENT

     2-1 The term of this Agreement shall be for a period of five (5) years from the date hereof. The DEPARTMENT shall pay to LOJACK for the use of the equipment and software specified in Section III a fee of $1.00 which fee is payable in advance upon execution of this instrument, receipt whereof is acknowledged by LOJACK.

     2-2  Renewal:  This Agreement will automatically renew for  additional two
(2) year increments unless the DEPARTMENT notifies LOJACK, in writing, no less than ninety
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(90) days prior to the expiration of the agreement that the Department does not wish to extend the Agreement.

                                      III

                            EQUIPMENT AND FACILITIES

     3-1 The Equipment and the Software to be accessed/utilized will consist of the following components of the LOJACK System: (A) The Sector Activation System ("SAS") which consists of: 1. Sector Activation Computer ("SAC"); 2.
a software program containing files of activation codes, reply codes, vehicle descriptions and other data, which directs the activation of the system (the "Software"); 3. Sector Activation Transmitters ("SAT"); and (B) Police Tracking Computers ("PTC") to be installed by LOJACK at LOJACK's expense in state and local law enforcement vehicles.

     3-2 Engineering and programming costs and expenses incurred in connection with the installation of the Equipment and Software including any and all programming costs incurred in interfacing the Software with any software or hardware on computer equipment owned or operated by the DEPARTMENT and any other governmental agencies to assure that the LOJACK System is operational, shall be the sole responsibility of LOJACK. During the term of the Agreement, LOJACK, without expense to the DEPARTMENT, shall provide to the DEPARTMENT and shall make any and all modifications or enhancements to the Equipment and Software of the LOJACK System.

     3-3 The Texas Stolen Vehicle Recovery System will be installed in conjunction with the Massachusetts Criminal History Systems Board as the central clearing agency for all LOJACK activations, trackings, and recoveries of LOJACK stolen vehicles. An Agreement

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may be required between Massachusetts Criminal History Systems Board and the
DEPARTMENT to connect with the Massachusetts Stolen Vehicle Recovery System utilizing NLETS to access the DEPARTMENT to the Stolen Vehicle Recovery System at Criminal History's Computer in Massachusetts.

                                      IV

                            IMPLEMENTATION SCHEDULE

     4-1 In order to insure adequate deployment of the LOJACK System in the coverage area, LOJACK agrees to install the necessary equipment in a timely manner after the signing of this Agreement. A specific implementation schedule will be prepared by LOJACK no later than twelve (12) weeks after the signing of this Agreement and submitted to the Department.

     4-2 The initial goal of the parties is to achieve adequate coverage in Dallas, Fort Worth, Houston, San Antonio.

                                       V

                            INSTALLATION AND TESTING

     5-1 The costs and expenses incurred in connection with the transporting, delivery, installation, and testing of the Equipment and Software shall be paid by and be the responsibility of LOJACK. Prior to the delivery of the Equipment, the DEPARTMENT shall to the extent authorized by state law cooperate with LOJACK in assisting in any engineering and other tasks necessary to the installation of the LOJACK System. The DEPARTMENT shall cooperate with LOJACK in connection with the delivery, installation, and testing of the

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Equipment and shall make its personnel and facilities reasonably available in order for LoJack to assure that the Equipment and Software is installed, tested and operational.

     5-2 To the extent authorized by state law the DEPARTMENT shall also provide such coordination among other governmental and law enforcement agencies, departments, and authorities in the state as may be necessary or appropriate in connection with the delivery, installation, testing, and operation of the Equipment and Software and the LOJACK System. In the installation and testing of the Equipment, LOJACK agrees not to unreasonably disrupt the normal activities and operations of the DEPARTMENT and other governmental and law enforcement agencies, departments and authorities in the state.

     5-3 LOJACK shall furnish without expense to the DEPARTMENT qualified service representatives, engineers, and personnel who will be responsible for the installation of the Equipment and training of employees and representatives of the DEPARTMENT and of other governmental agencies, departments, and authorities of the state and law enforcement officers as may be designated by the DEPARTMENT in the care, operations, and adjustment of the Equipment and LOJACK System.

     5-4 The DEPARTMENT, in cooperation with LOJACK and other governmental and law enforcement agencies, departments, and authorities shall provide the consultation advice and technical support needed to assist in the timely installation, and operation of the LOJACK System throughout the designated coverage area.

     5-5 Notwithstanding anything herein to the contrary, the parties acknowledge that: (1) The DEPARTMENT shall be holder of the license issued by the Federal Communication Commission ("FCC") in connection with this Agreement for the State of Texas; (2) This

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Agreement shall be subject to the rules, regulations, and policies of the FCC;
(3) The DEPARTMENT shall have the right to take such actions as may be required to comply with the rules, regulations and policies of the FCC. LOJACK shall prepare the application for the FCC Licensing and submit same to the DEPARTMENT for review and signature.

                                       VI

                           OPERATION AND MAINTENANCE

     6-1 LOJACK, without expense to the DEPARTMENT, shall keep the Equipment in good repair, condition, and working order and make all necessary adjustments, parts replacements, repairs, and revisions for the entire term of the lease.

     6-2 The DEPARTMENT shall actively operate and staff the LOJACK System during the term of the Agreement. It is understood between the parties that it is the absolute right of the DEPARTMENT to determine the law enforcement priorities at any given time and that the DEPARTMENT will monitor the LOJACK System subject to said law enforcement priorities.

     6-3 LOJACK warrants that the Equipment, other related hardware and the Software services provided by LOJACK pursuant to this Agreement shall conform to the requirements set forth in this Agreement. LOJACK further warrants that all said Equipment, other related hardware and the Software will be free from defects in material and workmanship and defects affecting the functional capability of the System described in this Agreement. If at any time during said period the DEPARTMENT or LOJACK shall discover any malfunctions, failure, defect or design error affecting the System, LOJACK shall, entirely at its own expense, promptly correct such malfunction, failure, defect or design error

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so that the System functions in accordance with the provisions of this
Agreement. THE EXPRESSED REMEDIES AND WARRANTIES CONTAINED IN ARTICLE 6 OF THIS AGREEMENT ARE GIVEN IN LIEU OF ALL OTHER REMEDIES AND WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS.

                                      VII

                               OWNERSHIP AND USE

     7-1 LOJACK warrants that it has full power and authority to grant the rights set forth in this Lease Agreement to the DEPARTMENT with respect to the LOJACK Equipment and Software and related documentation without the consent of any other person; and that neither the performance of the services by LOJACK nor the license to and use by the DEPARTMENT of the LOJACK hardware, software and documentation (including the copying thereof as provided herein) will in any manner constitute an infringement or other violation of any copyright, trade secret, trademark, patent, invention, proprietary information nondisclosure of other rights of any third party.

     7-2 The Equipment and Software shall be used only for performing the operation of the LOJACK Stolen Vehicle Recovery System for which it was designated by LOJACK. The DEPARTMENT shall use the items and components constituting the Equipment in a manner consistent with the use of any state property that is used under similar circumstances and shall comply with all reasonable operational instructions. The DEPARTMENT acknowledges that the LOJACK System is manufactured and distributed under patents held by LOJACK. The Equipment and Software is, and will at all times remain, personal property,

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notwithstanding that it or any component of it may become, in any manner attached to or permanently resting on real property or improvements.

     7-3 The parties agree that LOJACK, its officers, agents, and employees, in the performance of this Agreement, shall act in the capacity of an independent contractor and not as an officer, employee or agent of the DEPARTMENT. LOJACK agrees to take such steps as may be necessary to ensure that each of its subcontractors will not be deemed to be an agent, servant, joint venturer, or partner of the Department. All persons furnished, used, retained, or hired by or on behalf of LOJACK or any of its subcontractors shall be considered to be solely the employees or agents of LOJACK or such subcontractor.

     7-4 The DEPARTMENT shall limit its use of the Software and the Equipment to the operations of the DEPARTMENT and other participating agencies. The DEPARTMENT shall have no right to sell, transfer, assign (in whole or in part), convey, pledge, encumber or otherwise dispose of the Software or other related proprietary materials, or any right, duty or license to use the Software hereunder without the prior written consent of LOJACK. The DEPARTMENT understands and agrees that any violation of the restrictions set forth in this Section will give LOJACK the right to revoke the Software license granted to the DEPARTMENT.

     7-5   LOJACK hereby grants to the DEPARTMENT a nonexclusive,
nontransferable license to use the LOJACK Software, as herein defined and described in this Agreement, and related documentation under each program element thereof during the term of this Agreement. The LOJACK Software license shall include in its meaning, in addition to the

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description contained herein, any improvements or modifications thereto subsequently installed by LOJACK.

                                      VIII

                                CONFIDENTIALITY

     8-1 The Software, file structures, documentation, algorithms and related software concepts, except as otherwise provided herein, shall not be disclosed in any manner without the written permission of LOJACK. (Such proprietary information in hereinafter designated "Information".) The DEPARTMENT shall not be bound by the confidential terms and conditions of this Section, with respect to the Information, when, after and to the extent:

     (i) The Information is or becomes publicly available other than through a breach by the DEPARTMENT of any agreement restricting its disclosure; or

     (ii) The Information is subsequently lawfully obtained by the DEPARTMENT from a third party or parties; or

     (iii)The Information was known by the DEPARTMENT prior to its disclosure to the DEPARTMENT by LOJACK; or

     (iv) The Information is independently developed by persons having no contact with the Information; or

     (v) The Information is disclosed by the DEPARTMENT as compelled by legal process or otherwise required by state law; or

     (vi) The Information is disclosed inadvertently by the DEPARTMENT despite the exercise of the same degree of care which the DEPARTMENT takes to safeguard its own proprietary information.

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     8-2  All Information relative to the operation and law enforcement activities of the DEPARTMENT and of any other agency, department, or authority of the State supplied directly or indirectly to LOJACK, their respective agents or employees (except such information as may be in the public domain) shall be received in confidence. LOJACK shall exercise reasonable care to hold such information in confidence.

                                       IX

                                  RISK OF LOSS

     9-1 LOJACK assumes all risk of loss, damage, or destruction of all equipment, software, materials, and supplies provided by LOJACK to the DEPARTMENT. The DEPARTMENT agrees to take all reasonable measures within DEPARTMENT guidelines to safeguard LOJACK equipment. LOJACK has the right to maintain insurance coverage against loss or damage to the equipment at LOJACK'S option and expense. The DEPARTMENT will cooperate with LOJACK and their insurance carriers, to the extent that it does not interfere with DEPARTMENT guidelines or policies, concerning the maintenance of such insurance coverage. The DEPARTMENT will promptly notify LOJACK of any loss, damage or incident that involves the insured property of the LOJACK System, materials or supplies.

                                       X

                          LIABILITY OF THE DEPARTMENT

     10-1 Notwithstanding any other provision of this Agreement, LOJACK shall be responsible for and shall indemnify and hold the DEPARTMENT harmless from any and all liability, loss, claim or damage to persons or property proportionate to LOJACK's fault or

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negligence as related to this Lease Agreement.  IN NO EVENT SHALL LOJACK BE
RESPONSIBLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES.

     10-2 The obligations of the Contractor under this Indemnification agreement shall not extend to the liability of the State of Texas, its agents or employees arising out of (1) the preparation or approval of maps, drawings, opinions, reports, surveys, Change Orders, designs or specifications, or (2) the giving of or the failure to give directions or instructions by the State of Texas, its agents or employees provided such giving or failure to give is the primary cause of injury or damage.

     10-3 LOJACK agrees not to represent or claim in any manner that the LOJACK System is sponsored or endorsed by the DEPARTMENT or any other agency, department or other Authority of the State of Texas or any local, state, or federal law enforcement agency.

                                       XI

                                   ASSIGNMENT

     11-1 Neither the DEPARTMENT or any participating agency or LOJACK shall assign, sublet, or transfer any of their respective Rights under the Agreement or to the Equipment and Software, without the prior written consent of the other party to the Agreement. This provision shall not prevent LOJACK from assigning their respective rights under this Agreement or in the Equipment and Software to any entity owned or controlled by LOJACK.

                                      XII

                                 MISCELLANEOUS


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     12-1  This Agreement shall be governed by the laws of the State of Texas.
This Agreement shall not be amended except by written agreement signed on behalf of both parties. This Agreement shall be binding upon the respective successors and assigns of the parties thereto.

     12-2 LOJACK agrees that any law enforcement agency within the LOJACK coverage area in Texas have the option as provided, herein, of purchasing LOJACK Police Tracking Computers at a price not to exceed $1,750, installed throughout the initial five (5) year term of this Agreement.

                                      XIII

                      DEPARTMENT'S RIGHT TO PROCURE OTHER

                        STOLEN VEHICLE RECOVERY SYSTEMS

     13-1 The DEPARTMENT's obligation to utilize the LOJACK System in accordance with the provisions of this Agreement shall not prohibit the DEPARTMENT from testing, procuring or using other stolen vehicle recovery systems as it may desire during the term of this Agreement, providing the DEPARTMENT continues actively to use and operate the LOJACK System under the terms and conditions set forth herein.

                                      XIV

                        PROJECT MANAGEMENT AND APPROVAL

     14-1 The DEPARTMENT shall act as project manager for coordinating the installation and utilization of the LOJACK System in State, and will assist where possible on the development of Police Tracking computers in the County and local law enforcement agencies.

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     14-2  The Department's responsibilities as project manager shall include the following:

     (1) Secure the cooperation of any other state agencies as necessary to install and implement the Sector Activation System as part of the LOJACK System.

     (2) Shall assist LOJACK in deployment of the Police Tracking Computer Network to participating law enforcement agencies in the coverage area.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, the day and year first above written.

Witness:                                 STATE OF TEXAS
                                         DEPARTMENT OF PUBLIC SAFETY



                                           /s/ D. Thomas
-------------------------------          -------------------------------

Witness:                                 LOJACK CORPORATION



                                           /s/ C. Michael Daley
------------------------------           -------------------------------
                                         C. Michael Daley, President



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